Exhibit 13.2

CERTIFICATION PURSUANT TO

18 U.S.C. §1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of ImmunoPrecise Antibodies Ltd. (the “Company”) on Form 20-F for the period ended April 30, 2025 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Joseph Scheffler, Interim Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)
The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

July 29, 2025	/s/ Kristin Taylor
Joseph Scheffler
Interim Chief Financial Officer
(Principal Financial and Accounting Officer)

A signed original of this written statement required by Section 906 has been provided to ImmunoPrecise Antibodies Ltd. and will be retained by ImmunoPrecise Antibodies Ltd. and furnished to the Securities and Exchange Commission or its staff upon request.